Taxation	12 Months Ended
Dec. 31, 2012
Taxation Abstract
Taxation

The company's (provision) for income taxes is summarized as follows:

$ in millions	2012	2011	2010
Current:
Federal	(103.5)	(88.7)	(40.9)
State	(15.6)	(15.0)	(9.7)
Foreign	(114.6)	(108.7)	(122.8)
	(233.7)	(212.4)	(173.4)
Deferred:
Federal	(30.2)	(54.1)	(10.2)
State	9.4	(1.1)	2.0
Foreign	(6.9)	(12.4)	(11.5)
	(27.7)	(67.6)	(19.7)
Total income tax (provision)/benefit	(261.4)	(280.0)	(193.1)

The net deferred tax recognized in our balance sheet at December 31, 2012 and 2011 respectively includes the following:

$ in millions	2012	2011
Deferred tax assets:
Deferred compensation arrangements	69.4	75.7
Accrued rent expenses	23.4	19.9
Tax loss carryforwards	137.5	140.9
Postretirement medical, pension and other benefits	41.6	40.4
Investment basis differences	11.3	22.9
Accrued bonus	6.7	6.5
Other	14.9	14.1
Total deferred tax assets	304.8	320.4
Valuation allowance	(137.5)	(140.9)
Deferred tax assets, net of valuation allowance	167.3	179.5
Deferred tax liabilities:
Deferred sales commissions	(23.7)	(14.4)
Goodwill and intangibles	(397.7)	(381.4)
Undistributed earnings of subsidiaries	(4.3)	(3.5)
Revaluation reserve	(5.2)	(5.0)
Other	(9.4)	(20.5)
Total deferred tax liabilities	(440.3)	(424.8)
Net deferred tax assets/(liabilities)	(273.0)	(245.3)

A reconciliation between the statutory rate and the effective tax rate on income from operations for the years ended December 31, 2012, 2011 and 2010 is as follows:

	2012	2011	2010
Statutory Rate	35.0%	35.0%	35.0%
Foreign jurisdiction statutory income tax rates	(9.5)%	(10.2)%	(9.8)%
State taxes, net of federal tax effect	1.4%	1.5%	1.2%
Change in valuation allowance for unrecognized tax losses	0.8%	1.6%	2.3%
Other	0.7%	0.1%	0.9%
(Gains)/losses attributable to noncontrolling interests	3.1%	3.4%	(6.1)%
Effective tax rate per Consolidated Statements of Income	31.5%	31.4%	23.5%

The company's subsidiaries operate in several taxing jurisdictions around the world, each with its own statutory income tax rate. As a result, the blended average statutory tax rate will vary from year to year depending on the mix of the profits and losses of the company's subsidiaries. The majority of our profits are earned in the U.S., the U.K., and Canada. The current U.K. statutory tax rate is 24%, the Canadian statutory tax rate is 26.5% and the U.S. Federal statutory tax rate is 35%.

On June 20, 2012, the Ontario government successfully introduced and passed Bill 114, which repealed the enacted general corporate income tax rate reductions scheduled to take effect in 2012 and 2013. As a result, the Canadian federal and provincial statutory tax rate increased to 26.5% (from 26.25%) in June, 2012. UK Finance Act 2012 proposed to reduce the U.K. statutory corporate tax rate to 24% effective April 1, 2012 and 23% effective April 1, 2013. The Act received Royal Assent on July 17, 2012, and therefore was enacted for U.S. GAAP purposes during the third quarter. Neither the Ontario rate increase nor the UK rate reductions had a material impact on our effective tax rate when enacted. The 2012 U.K. Budget proposes to further reduce the rate to 22% beginning April 1, 2014.

The division of income/(losses) before taxes between U.S. and foreign for the years ended December 31, 2012, 2011 and 2010 is as follows:

$ in millions (except percentages)	2012	2011	2010
U.S.	456.6	470.4	163.3
Consolidated Investment Products - U.S.	59.7	93.0	97.2
Total U.S. income before income taxes	516.3	563.4	260.5
Foreign	474.5	509.1	479.3
Consolidated Investment Products - Foreign	(160.2)	(180.4)	83.5
Total Foreign income before income taxes	314.3	328.7	562.8
Income from continuing operations before income taxes	830.6	892.1	823.3

At December 31, 2012 the company had tax loss carryforwards accumulated in certain taxing jurisdictions in the aggregate of $430.8 million (2011: $428.0 million), approximately $23.8 million of which will expire between 2013 and 2017, $96.4 million of which will expire after 2017, with the remaining $310.6 million having an indefinite life. A full valuation allowance has been recorded against the deferred tax assets related to these losses based on a history of losses in these taxing jurisdictions which make it unlikely that the deferred tax assets will be realized.

As a multinational corporation, the company operates in various locations around the world and we generate substantially all of our earnings from our subsidiaries. Under ASC 740-30 deferred tax liabilities are recognized for taxes that would be payable on the unremitted earnings of the company's subsidiaries, consolidated investment products, and joint ventures, except where it is our intention to continue to indefinitely reinvest the undistributed earnings. Our Canadian and U.S. subsidiaries continue to be directly owned by Invesco Holding Company Limited, a U.K. company, which is directly owned by Invesco Ltd. Our Canadian unremitted earnings, for which we are indefinitely reinvested, are estimated to be $1,029.9 million at December 31, 2012, compared with $977.2 million at December 31, 2011. If distributed as a dividend, Canadian withholding tax of 5.0% would be due. Dividends from our investment in the U.S. should not give rise to additional tax as we are not subject to withholding tax between the U.S. and U.K. Deferred tax liabilities in the amount of $4.3 million (2011: $3.5 million) for additional tax have been recognized for unremitted earnings of certain subsidiaries that have regularly remitted earnings and are expected to continue to remit earnings in the foreseeable future. The U.K. dividend exemption should apply to the remainder of our U.K. subsidiary investments. There is no additional tax on dividends from the U.K. to Bermuda.

The company and its subsidiaries file annual income tax returns in the U.S. federal jurisdiction, various U.S. state and local jurisdictions, and in numerous foreign jurisdictions. A number of years may elapse before an uncertain tax position, for which the company has unrecognized tax benefits, is finally resolved. To the extent that the company has favorable tax settlements, or determines that accrued amounts are no longer needed due to a lapse in the applicable statute of limitations or other change in circumstances, such liabilities, as well as the related interest and penalty, would be reversed as a reduction of income tax expense (net of federal tax effects, if applicable) in the period such determination is made. At January 1, 2012, the company had approximately $19.5 million of gross unrecognized income tax benefits (UTBs). Of this total, $14.5 million (net of tax benefits in other jurisdictions and the federal benefit of state taxes) represents the amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate in future periods. A reconciliation of the change in the UTB balance from January 1, 2010, to December 31, 2012, is as follows:

$ in millions	Gross Unrecognized Income Tax Benefits
Balance at January 1, 2010	39.0
Additions for tax positions related to the current year	—
Additions for tax positions related to prior years	1.8
Other reductions for tax positions related to prior years	(0.5)
Reductions for statute closings	(13.2)
Balance at December 31, 2010	27.1
Additions for tax positions related to the current year	—
Additions for tax positions related to prior years	1.4
Other reductions for tax positions related to prior years	(5.2)
Reductions for statute closings	(3.8)
Balance at December 31, 2011	19.5
Additions for tax positions related to the current year	—
Additions for tax positions related to prior years	4.3
Other reductions for tax positions related to prior years	(1.2)
Reductions for statute closings	—
Balance at December 31, 2012	22.6

The company recognizes accrued interest and penalties, as appropriate, related to unrecognized tax benefits as a component of the income tax provision. At December 31, 2012, the total amount of gross unrecognized tax benefits was $22.6 million. Of this total, $17.9 million (net of tax benefits in other jurisdictions and the federal benefit of state taxes) represents the amount of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate in future periods. The Consolidated Balance Sheet includes accrued interest and penalties of $4.7 million at December 31, 2012, reflecting $0.8 million of settlement for accrued interest and penalties in 2012 (year ended December 31, 2011: $5.7 million accrued interest and penalties, $0.3 million tax accrued, year ended December 31, 2010: $5.6 million accrued interest and penalties, $7.7 million tax benefit realized). As a result of the anticipated legislative changes and potential settlements with taxing authorities, it is reasonably possible that the company's gross unrecognized tax benefits balance may change within the next twelve months by a range of zero to $10.0 million. The company and its subsidiaries are periodically examined by various taxing authorities. With few exceptions, the company is no longer subject to income tax examinations by the primary tax authorities for years prior to 2003. Management monitors changes in tax statutes and regulations and the issuance of judicial decisions to determine the potential impact to uncertain income tax positions. As of December 31, 2012, management had identified no other potential subsequent events that could have a significant impact on the unrecognized tax benefits balance.